UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 27, 2009

NEXEN INC.

(Exact name of registrant as specified in its charter)

CANADA

(State or other jurisdiction of incorporation)

1-6702	98-6000202
(Commission File Number)	(IRS Employer Identification No.)

801 - 7th AVENUE S.W. CALGARY, ALBERTA, CANADA	T2P 3P7
(Address of principal executive offices)	(Zip Code)

(403) 699-4000

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 27, 2009, Nexen Inc. (the “Company”) priced and agreed to issue $1,000,000,000 in aggregate principal amount of senior notes comprised of $300,000,000 principal amount of 6.20% senior notes due 2019 (the “6.20% Notes”) and $700,000,000 principal amount of 7.50% senior notes due 2039 (the “7.50% Notes” and, together with the 6.20% Notes, the “Notes”). In connection with the pricing of the offering, on July 27, 2009, the Company entered into a Pricing Agreement (the “Pricing Agreement”) with Banc of America Securities LLC, BNP Paribas Securities Corp., Deutsche Bank Securities Inc. and HSBC Securities (USA) Inc. as representatives of the underwriters listed in Schedule I thereto (collectively, the “Underwriters”). The Pricing Agreement contains customary representations, covenants and indemnification provisions. A copy of the Pricing Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference and is also incorporated into the Company’s Registration Statement on Form F-10 (Registration No. 333-159551) as an exhibit thereto.

Certain of the Underwriters or their affiliates have performed commercial and investment banking and advisory services for the Company from time to time for which they have received customary fees and expenses. The Underwriters may, from time to time, engage in transactions with and perform services for the Company in the ordinary course of their business. Certain affiliates of the Underwriters are lenders under the Company’s term credit facilities.

Item 8.01.	OTHER EVENTS.

On July 27, 2009, the Company issued a press release announcing the pricing of the offering of the Notes (the “Press Release”). A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit Number	Description

10.1	Pricing Agreement, as of July 27, 2009, among Nexen Inc. and Banc of America Securities LLC, BNP Paribas Securities Corp., Deutsche Bank Securities Inc., and HSBC Securities (USA) Inc. as representatives of the Underwriters listed on Schedule I thereto.

99.1	Press Release, dated July 27, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 30, 2009	NEXEN INC.

	By:	/s/ Rick C. Beingessner
	Name:	Rick C. Beingessner
	Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Pricing Agreement, as of July 27, 2009, among Nexen Inc. and Banc of America Securities LLC, BNP Paribas Securities Corp., Deutsche Bank Securities Inc., and HSBC Securities (USA) Inc. as representatives of the Underwriters listed on Schedule I thereto.

99.1	Press Release, dated July 27, 2009.